TWEEDY, BROWNE FUND INC.

                          Supplement dated May 9, 2007
                      to Prospectus dated November 30, 2006


     The Tweedy, Browne Fund Inc. hereby supplements its Prospectus dated November 30, 2006 with the following information regarding Tweedy, Browne Value Fund (the "Value Fund"):

     The Value Fund will commence accepting investments from new investors on Tuesday, May 15, 2007. The Value Fund reserves the right to reject any investment for any reason. Shares of the Value Fund purchased on or after May 15, 2007 by a person who is not eligible to purchase shares of the Tweedy, Browne Global Value Fund (the "Global Value Fund") may not, until further notice, be exchanged for shares of the Global Value Fund. Eligibility criteria for investing in the Global Value Fund, which is currently closed to new investors as a general matter, are located on page 11 of the Prospectus. Additional information relating to redemptions and exchanges is located on page 13 of the Prospectus.